SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported): September 26, 2002
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                            ALAMOSA HOLDINGS, INC.
                 ---------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

------------------------------ -------------------------- --------------------
           Delaware                      0-32357               75-2890997
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 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                   Identification No.)
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               5225 S. Loop 289, Lubbock, Texas            79424
           (Address of Principal Executive Offices)     (Zip Code)



      (Registrant's Telephone Number, Including Area Code) (806) 722-1100
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         (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  OTHER EVENTS

         On September 26, 2002, Alamosa Holdings, Inc. entered into the Sixth Amendment (the "Amendment") to the Amended and Restated Credit Agreement, dated as of February 14, 2001, as amended and restated as of March 30, 2001, among Alamosa Holdings, Inc., Alamosa (Delaware), Inc., Alamosa Holdings, LLC, the Lenders party thereto, Export Development Corporation, as Co-Documentation Agent, First Union National Bank, as Documentation Agent, Toronto Dominion (Texas), Inc., as Syndication Agent, and Citicorp USA, Inc., as Administrative Agent and Collateral Agent. A copy of the Amendment is attached as Exhibit
10.62 and is hereby incorporated by reference herein. On September 30, 2002 Alamosa Holdings, Inc. issued the press release attached hereto as Exhibit 99.1, and the information set forth in the press release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

         10.62 Sixth Amendment, dated as of September 26, 2002, to the Amended and Restated Credit Agreement, dated as of February 14, 2001, as amended and restated as of March 30, 2001, among Alamosa Holdings, Inc., Alamosa (Delaware), Inc., Alamosa Holdings, LLC, the Lenders party thereto, Export Development Corporation, as Co-Documentation Agent, First Union National Bank, as Documentation Agent, Toronto Dominion (Texas), Inc., as Syndication Agent, and Citicorp USA, Inc., as Administrative Agent and Collateral Agent.

           99.1 Press Release Issued by Alamosa Holdings, Inc. on September 30, 2002.

                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 1, 2002

                                            ALAMOSA HOLDINGS, INC.

                                            By /s/ Kendall W. Cowan
                                               ------------------------
                                               Name:  Kendall W. Cowan
                                               Title: Chief Financial Officer


                                 EXHIBIT INDEX


         10.62 Sixth Amendment, dated as of September 26, 2002, to the Amended and Restated Credit Agreement, dated as of February 14, 2001, as amended and restated as of March 30, 2001, among Alamosa Holdings, Inc., Alamosa (Delaware), Inc., Alamosa Holdings, LLC, the Lenders party thereto, Export Development Corporation, as Co-Documentation Agent, First Union National Bank, as Documentation Agent, Toronto Dominion (Texas), Inc., as Syndication Agent, and Citicorp USA, Inc., as Administrative Agent and Collateral Agent.


           99.1 Press Release Issued by Alamosa Holdings, Inc. on September 30, 2002.